UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2024

iSpecimen Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40501	27-0480143
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Cabot Road, Suite 1800

Woburn, MA 01801

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 301-6700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ISPC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 13, 2024, the Board of Directors (the “Board”) of iSpecimen Inc. (the “Company”) appointed Mr. Yuying Liang, CPA as Chief Financial Officer (“CFO”) of the Company, effective immediately. The appointment is made pursuant to the terms of an engagement letter dated December 13, 2024, between the Company and Yuying Liang Professional Corp., a Canadian corporation wholly owned and controlled by Mr. Liang. Under the terms of the engagement, Yuying Liang Professional Corp. will provide ongoing bookkeeping, accounting, financial reporting, and CFO services to the Company.

The engagement provides for a monthly fee of $25,000 USD, plus applicable taxes and certain expenses. The engagement may be terminated by either party with 60 days’ written notice. The agreement also includes customary terms, such as limitations of liability and provisions for disbursements.

The foregoing description of the engagement letter does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Mr. Liang is a certified public accountant with significant experience in corporate accounting, financial reporting, and CFO services. Mr. Liang has worked extensively with public and private companies across multiple sectors, providing financial leadership and strategic guidance.

There are no family relationships between Mr. Liang and any of the Company’s directors or executive officers. Additionally, there are no related party transactions requiring disclosure under Item 404(a) of Regulation S-K.

Item 8.01 Other Events.

On December 20, 2024, the Company issued a press release announcing its strategic initiatives for 2025, including its expanded focus on procuring high-demand cancer biospecimens to enhance its support for cancer research. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Engagement Letter between iSpecimen Inc. and Yuying Liang Professional Corp., dated December 13, 2024.
99.1	Press Release dated December 20, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 20, 2024

iSPECIMEN INC.

By:	/s/ Robert Bradley Lim
	Name:	Robert Bradley Lim
	Title:	Chief Executive Officer

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